       LEGG MASON
       -------------------------------------------------------------------------
       VALUE TRUST, INC.
       SPECIAL INVESTMENT TRUST, INC.

                       ---------------------------------------------------------
                         QUARTERLY REPORT TO SHAREHOLDERS
                         December 31, 2001
                         Institutional and Financial Intermediary Classes
                       ---------------------------------------------------------

                                         [LEGG MASON FUNDS LOGO]

To Our Shareholders,

  The following table summarizes key statistics for the Institutional Class of shares of the Legg Mason Value Trust and Special Investment Trust as of December 31, 2001:

                                                  Total Return(A)
                                              -----------------------
                                              12 Months      3 Months
                                              ---------      --------
Value Trust                                     -8.39%        +9.27%
Lipper Large-Cap Core Funds                    -13.76%       +10.63%
Standard & Poor's 500 Stock Composite Index    -11.87%       +10.71%

Special Investment Trust                        +3.38%       +29.72%
Lipper Mid-Cap Core Funds                       -3.63%       +16.58%
Russell 2000 Index                              +2.49%       +21.09%

---------------

For definitions of the indices and comparative groups, please see the Glossary on page 13.

Source: Lipper Inc.

  The Financial Intermediary Class of shares of Legg Mason Value Trust commenced operations on March 23, 2001, and cumulative results from its inception to December 31, 2001, were -2.62%.

  As the table indicates, the Value Trust had a healthy 9% gain in the quarter, somewhat trailing its benchmarks, but outperforming those benchmarks over the full year. The Special Investment Trust had a very strong 29.7% gain in the quarter, well ahead of its benchmarks, and earned a small profit in the full year when many comparable funds had losses.

  Although Value Trust experienced a loss in 2001, it outperformed the Standard & Poor's 500 Stock Composite Index for the 11th consecutive year, a record unmatched in recent times by any other U.S. equity mutual fund. We congratulate Bill Miller and his investment team on an impressive achievement.

  Detailed long-term investment results for each of the Funds are shown in the Portfolio Managers' Comments and in the Performance Information sections of this report.

---------------

(A) Total return measures investment performance in terms of appreciation or depreciation in net asset value per share plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid.

  I am pleased to report that Mark R. Fetting is the new President of the Legg Mason Value Trust and Legg Mason Special Investment Trust, and other Legg Mason mutual funds. Mark, who has more than 23 years of investment experience, is a graduate of the University of Pennsylvania's Wharton School and received an M.B.A. with distinction from the Harvard Business School. He will join me in writing future letters to you.

                                                  Sincerely,

                                                  /s/ JOHN F. CURLEY, JR.

                                                  John F. Curley, Jr.
                                                  Chairman

January 25, 2002

Portfolio Manager's Comments

Fourth Quarter 2001

Market Commentary

  The declines in Microsoft and IBM in reaction to their reported earnings for the fourth quarter illustrate the problem with the stock market in 2002. Both companies met expectations and reaffirmed guidance for the forthcoming year, yet their stocks fell about 5%. About 60% of the stocks that have reported results have exceeded published expectations, the largest percentage in the past several years, but the market indices are down so far this year.

  The problem is that even after two down years, the market is, we think, roughly fairly valued on normalized earnings and interest rates. So, even as we see companies meet expectations, stock prices react negatively. The 20% or so rise since the low on September 21 has removed most of the undervaluation then present, while leaving many highly visible names, especially in technology, expensive.

  The most important question in markets, we have often noted, is: "What is discounted?" It is also among the most neglected and is the source of most of the difficulties investors encounter in their efforts to earn excess returns. The neglect does not stem from ignorance; all professional investors are aware of the market's discounting function. It arises because investors do not explicitly and systematically consider the question when they think about investment alternatives. We can broadly distinguish two types of discounting in capital markets: reactive and anticipatory. Reactive discounting occurs when an unexpected (more precisely, an undiscounted) event occurs. This was what happened after September 11, but it also occurs when a company misses or exceeds earnings, or when an accounting scandal surfaces, or when a new drug application is approved or denied. If the market's, or a stock's, price reflects the weighted average of all investors' expectations (beliefs) about the future, new information or events that alter those beliefs will alter the price. Price action that follows the event or information can be said to be reactive.

  Anticipatory discounting is that which takes place before the event. If the market believes a drug will be approved, or that earnings will surpass published expectations, or that the economy will recover and with it corporate profits, prices will reflect those events even if they have yet to occur. It is important to recognize that published consensus numbers of earnings or corporate profits or GDP may or may not coincide with the market's expectations. The so-called "whisper number" phenomenon that occurred during the tech bubble makes this clear. At that time, companies' shares sometimes sold off even when they reported earnings that exceeded expectations. It was explained that they did not exceed the "whisper number," the number people actually thought they would report, which was invariably higher than the published expectation.

  The etiology of this phenomenon is instructive. Analysts, investors, and corporate managements observed that companies that exceeded expectations outperformed in the short run, while those that met expectations did not. This led companies to "underpromise and over-deliver," and led analysts to be conservative in their published results in order to be able to write that the company was doing better than expected and therefore its stock should outperform. Another factor in the whisper number game was that prices were so expensive that even the most obtuse analyst could understand that prices could not be justified by any reasonable set of published estimates, but only by results that were better than expected (exactly how much better they had to be to underpin valuations was ignored). The economic downturn ended the whisper number game, since it led to companies missing even "conservative" expectations, and typically lowering, instead of raising, guidance.

  One of the unfortunate byproducts of the outsized returns that accrue to companies which truly exceed expectations is the gamesmanship that has grown up around the issue of managing expectations, or providing guidance. Company managements spend far too much time trying to massage analysts' expectations in order not to "disappoint the street." No company wants to be known as one that chronically disappoints; all want to exceed expectations. This can sometimes lead to such silly comments from analysts as the one who recently noted that a company had "exceeded expectations, as expected," or the analyst who said he "expected an upside surprise."

  The recession and concurrent earnings disappointments have led many companies to adopt an even more conservative posture regarding near-term results, hence the high proportion of companies now "exceeding expectations" even as the economy shuffles along the bottom. These statements are often accompanied by reference to "poor visibility" or "lack of visibility" with respect to the future. This is supposed to be in contrast, one supposes, to the excellent visibility possessed in the spring of 2000, when the economy was about to begin its worst period in 10 years, one which none foresaw and most failed to recognize and adjust to as it unfolded. Visibility is the same now as it was then: nonexistent. No one is vouchsafed special access to the future, and no one knows with certainty, or even high probability, what will transpire. When companies say they have no visibility, it just means they don't like what they see; good visibility means current business is strong. Whether it will continue so is unknown, even if management confidently declares otherwise.

  The most egregious example of trying to manage expectations was, of course, Enron. The company championed utility deregulation and free markets, undoubtedly a good thing, but tried to manipulate expectations and results to foster the illusion of strong, consistent and predictable growth. Observing that companies such as GE and AIG, which regularly beat "expectations" by a penny or so and which manage to grow in almost all economic environments, are valued much more highly than companies whose results are more volatile, unpredictable, and affected by the economy, Enron sought to transform a business that is inherently volatile and capital-intensive into one that was predictable and "asset light," in their parlance. The mechanism for this was off balance sheet partnerships that could be used to park assets and hide the debt needed to finance them. It is unclear at this point whether laws were broken, but it is clear that accounting conventions were pushed to their limits, and perhaps beyond, in an attempt to obscure the cash economics of the business and to maximize financial optics instead of portraying economic reality. Enron is a prime example of what Berkshire Hathaway Vice Chairman Charlie Munger calls "incentive-caused bias." The incentives of management, of the company's auditors, of the board, and of Wall Street analysts and investment bankers were all to perpetuate the perception of strong growth while obscuring the costs of that growth, which were carefully hidden off balance sheet. The growth was there, but the ability to see its cost and risks was not.

  Enron is the latest in a long line of scandals caused by the desire to maximize reported results in order to get the market to award the highest possible value to one's company. Waste Management, HBOC, Cendant/CUC, and Rite Aid are prominent examples where the results bordered on, or entered the area of, fraud. Perhaps more troubling are not the frauds, but the examples of Lucent and Xerox, both of whom were driven to wreck their balance sheets by emphasizing growth and earnings per share instead of more sensible measures such as sustainable return on capital. The predictable result: losses, layoffs, a collapsed stock, and the need to raise capital at the most inopportune time. Despite these examples, the misperception among managements that earnings growth drives stock prices is endemic, despite no support in capital markets theory or reality. Well, that's not exactly right. Earnings growth does drive stock prices, but if return on capital is below the cost of capital, then earnings growth will drive prices down, and if it is above it, growth will drive prices up. Enron is not the first company to grow itself into bankruptcy. There was WT Grant, Baldwin United, and a host of others.

  What is to be done? Plenty. Companies need to stop manipulating accounting rules to maximize financial optics over economic reality. Results should be reported in a way that portrays clearly the businesses' results and underlying economics. The dispute over whether generally accepted accounting principles ("GAAP") or pro-forma results are more appropriate is a pseudo-problem. Companies are required to report results under GAAP. They should then endeavor to provide additional information that clarifies important aspects of the company's operations that may not be completely captured by normal accounting conventions. The problem with pro-forma results is that they are too often pro-motional, eliminating the negative and emphasizing the positive. When did you ever see pro-forma results that indicated the business was doing worse than what was reported under GAAP?

  Companies also need to stop giving guidance. Reliable guidance would involve being able to reliably predict a host of variables that are inherently uncertain, macro-economic variables such as interest rates and GDP among the most obvious. Regulation FD has spawned the almost ubiquitous pre-announcement, where companies adjust guidance, usually after the quarter has ended but before it has been reported. The plethora of pre-announcements is testimony to the inability of companies to reliably predict or control their businesses.

  Companies can help investors in two ways with guidance: they can tell investors what the long-term economic model of the company looks like, i.e., what normalized gross and operating margins are expected, what type of returns on capital are expected, what end market growth rates might be. They can tell investors if those long-term expectations change. Then they can tell investors how the current quarter is shaping up. They should avoid speaking about what EPS growth they expect this year and next, or giving detailed guidance about earnings expected two or three quarters out, as many companies are wont to do, without any conspicuous accuracy.

  There are some hopeful signs. Barry Diller at USA Networks appended to a recent SEC filing a diatribe against guidance and indicated USA would no longer give it, but would instead make available its operating budgets, including budgets for capital expenditures and expected free cash flow. If Enron had done this, it would never have collapsed. It also would never have traded at $80 per share. Jamie Dimon at BankOne has resisted playing the guidance game, promising only to maintain a strong balance sheet, run the company as efficiently as possible, and focus on delivering the best results for owners that the underlying economics will allow.

  There are regrettably few companies whose managements can resist the temptation to play to the street. Those that do often take the opposite road, ignoring not only the street but their owners as well, and run the company as if it were private and they had no duties to the public beyond those minimally prescribed by law. Suffice it to say, these companies have their own dangers to public shareholders and are of little interest to us as stewards of your capital.

  Transparency such as USA appears to be adopting has its own dangers. It is hard to see how a company can get or remain undervalued if its results and expectations are fully transparent. In the end, companies that focus on running their businesses while providing transparency -- not guidance -- to investors will be the ones that create value and grow their share prices in a way that reflects that value. If shareholders know of more companies such as USA or BankOne that you also believe are undervalued, please let us know.

                                                  Bill Miller, CFA

January 22, 2002

Value Trust

  Cumulative returns for the Fund and a comparative group for various periods ended December 31, 2001, are contained in the table below. As the strategy for Value Trust emphasizes a long-term approach to investing, returns are displayed with long-term performance to the left and short-term performance to the right.

                                  SINCE
                               VALUE TRUST
                               INCEPTION(A)   5 YEARS    3 YEARS   1 YEAR
--------------------------------------------------------------------------
Value Trust Institutional
 Class(B)                        +359.39%     +127.45%    +9.93%    -8.39%

S&P 500                          +185.43%      +66.26%    -3.04%   -11.87%
DJIA                             +205.80%      +68.84%   +14.46%    -5.43%
NASDAQ Composite                 +159.94%      +51.07%   -11.05%   -21.05%
Lipper Large-Cap Growth Funds    +138.11%      +50.49%   -10.31%   -22.95%
Lipper Large-Cap Value Funds     +145.76%      +51.12%    +5.26%    -6.68%
Lipper Diversified Equity
 Funds                           +149.67%      +57.13%   +12.28%   -10.89%
Lipper Large-Cap Core Funds      +144.83%      +49.42%    -4.24%   -13.76%

                                          FIRST    SECOND     THIRD    FOURTH
                                         QUARTER   QUARTER   QUARTER   QUARTER
                                          2001      2001      2001      2001
------------------------------------------------------------------------------
Value Trust Institutional
 Class(B)                                 -2.83%    +7.59%   -19.81%    +9.27%

S&P 500                                  -11.86%    +5.85%   -14.69%   +10.71%
DJIA                                      -8.04%    +6.74%   -15.37%   +13.84%
NASDAQ Composite                         -25.51%   +17.43%   -30.64%   +30.13%
Lipper Large-Cap Growth Funds            -20.80%    +5.96%   -20.15%   +14.02%
Lipper Large-Cap Value Funds              -7.01%    +4.06%   -12.35%    +8.83%
Lipper Diversified Equity
 Funds                                   -13.50%    +8.53%   -17.81%   +14.81%
Lipper Large-Cap Core Funds              -12.97%    +4.94%   -14.81%   +10.63%

---------------

(A) Value Trust Institutional Class inception date is December 1, 1994. Index returns are for periods beginning November 30, 1994. Value Trust also offers Financial Intermediary Class shares, which commenced operations on March 23, 2001.

(B) Value Trust Institutional Class standardized returns can be found in the Performance Information section of this report.

For definitions of the indices and comparative groups, please see the Glossary on page 13.

Source: Lipper Inc.

The Portfolio

  In the context of a market that looks roughly fairly valued to us, we can divide the portfolio into four categories that appear to offer the opportunity for above average risk-adjusted rates of return:

  1. Financials. This sector, the largest in the market, looks underpriced to us, representing about 18% of the market's capitalization but almost 30% of its earnings. A strongly upward sloping yield curve, low inflation, a Fed whom we believe is months if not years away from tightening, solid reserves and an approaching peak in nonperforming assets all support our view. In the last recession, in 1990, nonperformers peaked at about 4% of assets; this year they should peak at less than 1% of assets. Return on equity at the bottom of this cycle for banks should be about 13%, the first time the industry has earned above the cost of capital at the bottom of the cycle in at least a generation.

  2. Underpriced growth stocks. In a world of low nominal growth, true growth companies should command very high multiples. Inflation this year should be under 2% and may average as low as 0.5% to 1%. Companies such as UnitedHealth Group, Waste Management and Fannie Mae, which we believe can grow consistently at over 10% per year, should be worth significant premiums to the market, yet all trade at discounts. Fannie Mae is one of only three companies in the S&P 500 to have grown at double-digit rates every year for 15 years (Home Depot and ADP are the others).

  3. Undervalued industries. The supermarket industry has consolidated to three major independents, all of whom are well managed, show solid results, and earn above their cost of capital. They are worth more than today's price of 60% of the market's multiple.

  4. Cyclicals. Some cyclicals trade below where we believe they should on normalized earnings either because the economy is depressed or because their business model is misunderstood. In this category are companies such as Lucent (which should be much improved under new CEO Pat Russo), Amazon.com, Nextel and Kodak.

  As always, we appreciate your support and welcome your comments.

                                                 Bill Miller, CFA

January 22, 2002
DJIA 9713.80

Portfolio Manager's Comments

Special Investment Trust

  The cumulative results of our Fund for the periods ended December 31, 2001, were as follows:

                                                               THREE
                                5 YEARS    3 YEARS   1 YEAR    MONTHS
----------------------------------------------------------------------
Special Investment Trust
 Institutional Class(A)          +93.49%   +25.90%    +3.38%   +29.72%

Lipper Mid-Cap Core Funds        +77.54%   +35.71%    -3.63%   +16.58%
S&P 500 Stock Composite Index    +66.26%    -3.04%   -11.87%   +10.71%
Russell 2000 Index               +43.71%   +20.52%    +2.49%   +21.09%
S&P Mid-Cap 400 Index           +111.05%   +33.97%    -0.62%   +17.98%

---------------

(A) Special Investment Trust Institutional Class standardized returns can be found in the Performance Information section of this report.

For definitions of the indices and comparative groups, please see the Glossary on page 13.

Source: Lipper Inc.

  We ended 2001 with a very good quarter, soundly beating all of our relevant indices and competitive funds. We also ended the calendar year with a respectable, positive return that beat our competitive funds, the Mid-Cap 400 and the S&P 500 index of larger stocks. Our long-term record remains solid.

  Most people are happy to kiss 2001 goodbye and look forward to less tumultuous times. A New Year gives us all hope and the feeling of a clean slate. It also provides a time for reflecting upon and analyzing the events and actions of the last year, hopefully to improve our processes and ourselves. As we look back on the year through our quarterly letters to you, we are struck with the fact that our outlook and portfolios changed very little during the year, yet the short-term performance fluctuated in a way that likely gave some investors heartburn. It is always nice to finish the calendar year on a strong note, but we would like to take this opportunity to remember that the path to good performance is often uneven, even though our strategies and disciplines remain consistent.

  Our fourth quarter performance was driven by truly spectacular rebounds in some of our names. Riverstone Networks, which hit $4.89 in the post-September 11 market frenzy and which we purchased as low as $5.29, went up an astonishing 216% in the quarter. Accenture, which we purchased only one quarter ago, was up 111%, and CNET Networks, an out-of-favor Internet content company, was up 109%. Some of our other large technology positions rebounded nicely as well, including Symantec, up 91%, Acxiom, up 86%, and Amazon.com, up 81%.

  We were also fortunate in that the only companies we owned whose stocks fell precipitously in the fourth quarter were positions we had just begun to buy -- Providian and Broadwing. We have used the drop in price to buy these very aggressively at these low levels. While it is not our intent to purchase things at higher prices, we would rather buy a stock aggressively as it falls, lowering our average cost. When the stock price turns upward, we have gathered as low a cost as we can, and we do not get stuck chasing something as it runs up. Our philosophy sometimes leads us to begin buying a bit too early, but it also ensures we are able to garner the entire upside price move in a company's stock, which can happen quickly and furiously. If we waited for the stock price to turn up or for evidence of things getting better, we would not have the time to build the positions at all, and we would thus not earn the excess returns. The market is a discounting mechanism, and as we have said before, once evidence exists, it is fully discounted. One must invest prospectively, not reactively, to earn any excess return above a fairly efficient market.

  We added three new positions in the quarter. AmeriCredit Corp. is the largest independent nonprime auto lender. It has many of the attributes we look for in an investment candidate. It is very undervalued, trading at 6x our 2002 estimate of earnings per share. The company is an industry leader in terms of return on capital, with return on assets in the 2.5% neighborhood and return on equity around 24%, and fear, uncertainty, and doubt have plagued the stock price of this company.

  Many people don't like the accounting methodology (which is "gain-on-sale," an opaque but completely understandable accounting approach) and many people believe that the company will crash in a recession since it makes loans to borrowers with credit records that are less than stellar. AmeriCredit began to prepare for the recession before it started by increasing their loan loss assumptions. With the economy's slowdown, the spread between the company's cost of funds and the yield on its loans has widened more than its credit costs have increased. We are confident the company can continue to compete effectively and that we will be rewarded for our ability to look through the fear and uncertainty covering the company at present.

  Anthem, Inc. is a very well-managed health care services company that we purchased in its initial public offering. Anthem has a Blue Cross/Blue Shield affiliation, which we believe gives them advantages in both their competitive position and their ability to favorably participate in the consolidation of the industry. Like our other holding in this area -- Wellpoint -- Anthem has a good track record and has a valuation that we believe significantly underestimates the duration and magnitude of its growth opportunities. The IPO was priced extremely well, and we bought both on the IPO and afterward.

  Our third purchase in the quarter -- Calpine Corp. -- is an independent power producer. The IPP sector has been thrown into disarray by the confluence of several forces in the market. First, the psychology of the market has become incredibly risk-averse in the wake of the failure of Enron. Consequently, any company that may have exposure to some of the same markets is suspect in the minds of many investors. Investors seem to believe that the bankruptcy of Enron increases the probability that many other companies are at risk. Given the slightest hint of any accounting confusion, hidden liability or something else opaque and confusing, people panic. (Witness, for example, the current panic over asbestos liabilities.) Second, the current electricity market is very depressed, so the margin (called a "spark spread") companies can expect to earn on their power is very low in the spot markets right now. Third, there is a threat that California may try to renegotiate contracts they entered into to buy power during last summer's "crisis." And last but not least, there has been a tightening of credit standards that has withdrawn access to capital for Calpine and the other companies in their industry.

  We are not buying Calpine on the theory that they will return to the $58 high we saw in that stock last year, or that they will even return to being the "growth" company they once thought they were. Instead, we believe that Calpine is undervalued because of the convergence of both psychological and cyclical events, and that as these naturally unwind we can see a company that is worth at least 50% more than the current price.

  We also sold three securities in the quarter. ProQuest Company -- the old Bell & Howell -- was a long-time holding that reached its intrinsic value after all these years. Cadence Design also reached its intrinsic value, and we found that other things we owned were far more undervalued, so we redeployed that capital. Conseco was sold, even though it was a relatively new holding, as a three-pronged portfolio decision: to focus on Providian, in which we had a slightly higher degree of confidence, to realize a tax loss, and to eliminate a very small position.

  As we discussed at the beginning of 2001, the Fund was positioned throughout the year to take advantage of an economic and market recovery. Our outperformance for the calendar year can be attributed to our willingness to buy things when others are scared, and to stay the course during moments of fear. Our positioning for 2002 has not changed dramatically, but given the recovery in many of the stock prices of our companies, we anticipate making some adjustments as the year progresses.

  The Fund's technology weighting remains fairly high at over 22%. As we have written in the past, we do not think technology is a monolithic space, and we have therefore found attractive, undervalued technology names in nearly every environment. Currently, we see a very interesting trend in this area. We believe that we may see a robust recovery in capital spending, but that most of the highly visible companies already sport stock prices that reflect this. On the other hand, there are a number of companies with stock prices that have not recovered as dramatically in our capitalization range, especially if they also "suffer" from the most hated attributes in the market right now: leverage, accounting controversy, or a completely out-of-favor group. We are therefore likely to move some of our capital away from companies that have rallied aggressively and now reflect a recovery, to other companies that have yet to reflect this. We would expect this would reduce our overall technology exposure as we move through the year.

  If we examine the current portfolio, there are a few themes evident in our stock selections. There is a group of well-run, high quality companies that we bought at far lower prices, but that are still undervalued in our opinion. These companies have solid business models and the ability to grow either faster or longer than we think the current market prices reflect. These include many of our top holdings: Radian, Symantec, Republic Services, Mandalay Resorts, Caremark, WPP Group, Wellpoint, Anthem, TJX, and Accenture, to name a few. A second theme in the portfolio is a focus on industry groups that are out of favor. A few examples are Internet names like Amazon.com and CNET; communications names like Research In Motion, Level 3, and Broadwing; and financials in turnaround mode or credit issues like Sovereign Bancorp, Providian and AmeriCredit.

  This way of thinking about the portfolio illustrates one of our common portfolio management techniques: to balance very well-run, high quality names we purchased in years past at very low valuations with companies that currently are experiencing turmoil and thus have extremely depressed stock prices. These latter stock selections are often viewed as risky, but we believe that the very low valuations at which we buy these companies' stocks mitigates their risk. Additionally, we try to buy the kinds of companies that, should they turn around, give us the opportunity to make multiples of our initial purchase price. We also look for companies that once turned around, have good business models and solid growth prospects. If you look at the list above detailing the solid, well-run companies in our portfolio, all were purchased when they were significantly undervalued and most when they were considered troubled. The companies we are currently buying or have purchased recently will, we believe, become the solid companies in the portfolio next year. When we purchase them they are considered bad, and if they don't work out it seems obvious that they wouldn't because everyone already knew they were bad! Yet when they do work out, this ALSO seems obvious, because everyone already knew they were so cheap! Investors' psychology somehow impedes them from accurately assessing and analyzing these risks and companies, and this is where we believe our competitive advantage lies.

  We thank you for your support through 2001, and we look forward to a prosperous 2002. As always, we welcome your questions or comments.

                                                 Lisa O. Rapuano, CFA

January 22, 2002
DJIA 9713.80

Glossary

Lipper Diversified Equity Funds -- Average of all large-, multi-, mid-, and small-caps and the Specialty Equity Funds (S&P 500 Index, Equity Income, and Specialty Diversified Equity funds) as classified by Lipper.

Lipper Large-Cap Core Funds -- Average of the 797 funds comprising the Lipper universe of large-cap core funds, defined as funds that invest at least 75% of their equity assets in companies with market capitalizations greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap core funds have more latitude in the companies in which they invest. Large-cap core funds typically have a below average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

Lipper Large-Cap Growth Funds -- Average of the 876 funds comprising the Lipper universe of large-cap growth funds, defined as funds that invest at least 75% of their equity assets in companies with market capitalizations greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap growth funds typically have an above average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

Lipper Large-Cap Value Funds -- Average of the 353 funds comprising the Lipper universe of large-cap value funds, defined as funds that invest at least 75% of their equity assets in companies with market capitalizations greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap value funds typically have a below average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

Russell 2000 Index -- An index that includes the smallest 2,000 stocks of the Russell data series, which represents approximately 98% of the investable U.S. equity market.

S&P Mid-Cap 400 Index -- A market-weighted index that represents approximately 10% of the aggregate market value of U.S. domestic companies.

S&P 500 Stock Composite Index -- An unmanaged index of widely held common stocks, generally considered representative of the U.S. stock market.

Performance Information

Total Returns for One and Five Years and Life of Class, as of December 31, 2001

  The returns shown are based on historical results and are not intended to indicate future performance. Total return measures investment performance in terms of appreciation or depreciation in a Fund's net asset value per share plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. The investment return and principal value of an investment in each of these Funds will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in a Fund's return, so that they differ from actual year-to-year results. No adjustment has been made for any income taxes payable by shareholders.

  Each Fund has at least two classes of shares: Primary Class and Institutional Class. Value Trust has an additional class of shares: Financial Intermediary Class, which commenced operations on March 23, 2001. Information about the Primary Class, offered to retail investors, is contained in a separate report to its shareholders.

  The Funds' total returns as of December 31, 2001, were as follows:

                                                                           S&P 500
                                                              Special       Stock
                                                  Value      Investment   Composite
                                                  Trust        Trust        Index
------------------------------------------------------------------------------------
Average Annual Total Return
  Institutional Class:
    One Year                                        -8.39%      +3.38%       -11.87%
    Five Years                                     +17.86      +14.11        +10.70
    Life of Class(A)                               +24.02      +17.51        +15.96

Cumulative Total Return
  Institutional Class:
    One Year                                        -8.39%      +3.38%       -11.87%
    Five Years                                    +127.45      +93.49        +66.26
    Life of Class(A)                              +359.39     +213.53       +185.43
------------------------------------------------------------------------------------

(A) The Institutional Class inception date for both Funds is December 1, 1994. Index returns are for periods beginning November 30, 1994.

Performance Comparison of a $1,000,000 Investment as of December 31, 2001

  The following graphs compare each Fund's total returns to the Value Line and S&P 500 Stock Composite indices. The graphs illustrate the cumulative total return of an initial $1,000,000 investment for the periods indicated. The line for each Fund represents the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling portfolio securities. The line representing each securities market index does not include any transaction costs associated with buying and selling securities in the index or other administrative expenses. Both the Legg Mason Funds' results and the indices' results assume reinvestment of all dividends and distributions.

  THE FOLLOWING GRAPH AND TABLE DO NOT REFLECT THE DEDUCTIONS OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

  PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE.

Value Trust -- Institutional Class

  -------------------------------------------------
                    Cumulative      Average Annual
                   Total Return      Total Return
  -------------------------------------------------
  One Year             -8.39%            -8.39%
  Five Years         +127.45            +17.86
  Life of Class*     +359.39            +24.02
  -------------------------------------------------
  *Inception date: December 1, 1994
  -------------------------------------------------

[VALUE TRUST LINE GRAPH]


                Value Trust Institutional                                       Standard &Poor's 500
                        Class                   Value Line Index(A)            Stock Composite Index(B)
                -------------------------       -------------------            ------------------------
12/1/94           $     1000000                   $     1000000                   $     1000000
                        1015990                         1010900                         1014800
                        1081060                         1063700                         1113600
                        1240520                         1133200                         1220000
                        1378000                         1205700                         1316900
12/31/95                1444510                         1205900                         1396200
                        1551660                         1256600                         1471100
                        1612660                         1290500                         1537100
                        1758770                         1297900                         1584700
                        2019740                         1367200                         1716800
                        2094230                         1350700                         1762800
                        2478130                         1529500                         2070700
                        2894370                         1702200                         2225600
12/31/97                2797180                         1655100                         2289500
                        3285900                         1821100                         2608900
                        3466750                         1736400                         2695100
                        3069260                         1396000                         2427000
                        4178860                         1592400                         2943800
                        4972580                         1490800                         3090600
                        4955100                         1696600                         3308300
                        4486280                         1521400                         3101700
12/31/99                5348550                         1570200                         3563300
                        5360310                         1561500                         3645000
                        5195530                         1485700                         3548100
                        5300980                         1529400                         3513800
                        5014690                         1433300                         3238800
                        4872970                         1345100                         2854900
                        5242830                         1456600                         3021900
                        4204200                         1133200                         2578100
12/31/01                4593900                         1346200                         2854300

---------------

(A) This Index is composed of approximately 1,700 stocks and is a geometric average of the daily price percentage change in each stock, covering both large- and small-capitalization companies. Index returns are for periods beginning November 30, 1994.

(B) An unmanaged index of widely held common stocks, generally considered representative of the U.S. stock market. Index returns are for periods beginning November 30, 1994.

SELECTED PORTFOLIO PERFORMANCE( A)

Strong performers for the 4th quarter 2001(B)
---------------------------------------------
 1.  Amazon.com, Inc.                 +81.2%
 2.  WPP Group plc                    +51.8%
 3.  Tellabs, Inc.                    +51.4%
 4.  Gateway, Inc.                    +47.5%
 5.  Dell Computer Corporation        +46.7%
 6.  Starwood Hotels & Resorts
      Worldwide, Inc.                 +35.7%
 7.  International Business
      Machines Corporation            +31.1%
 8.  Metro-Goldwyn-Mayer, Inc.        +29.2%
 9.  MGM Mirage Inc.                  +28.4%
10.  The AES Corporation              +27.5%

 Weak performers for the 4th quarter 2001(B)
---------------------------------------------
 1.  Qwest Communications
      International Inc.              -15.4%
 2.  The Kroger Co.                   -15.3%
 3.  Washington Mutual, Inc.          -15.0%
 4.  Eastman Kodak Company             -9.5%
 5.  MGIC Investment Corporation       -5.5%
 6.  AOL Time Warner Inc.              -3.0%
 7.  Albertson's, Inc.                 -1.2%
 8.  McKesson HBOC, Inc.               -1.0%
 9.  Fannie Mae                        -0.7%
10.  FleetBoston Financial
      Corporation                      -0.7%

(A) Individual security performance is measured by the change in the security's price; for stocks, reinvestment of dividends is not included.

(B) Securities held for the entire quarter.

PORTFOLIO CHANGES

 Securities added during the 4th quarter 2001
----------------------------------------------
None

 Securities sold during the 4th quarter 2001
----------------------------------------------
None

  THE FOLLOWING GRAPH AND TABLE DO NOT REFLECT THE DEDUCTIONS OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

  PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE.

Special Investment Trust -- Institutional Class

  -------------------------------------------------
                    Cumulative      Average Annual
                   Total Return      Total Return
  -------------------------------------------------
  One Year             +3.38%            +3.38%
  Five Years          +93.49            +14.11
  Life of Class*     +213.53            +17.51
  -------------------------------------------------
  *Inception date: December 1, 1994
  -------------------------------------------------

[SPECIAL INVESTMENT TRUST LINE GRAPH]


                          Special Investment Trust                                                      Standard &Poor's 500
                            Institutional Class                    Value Line Index(A)                Stock Composite Index(B)
                          ------------------------                 -------------------                ------------------------
12/1/94                     $   1000000                             $   1000000                           $     1000000
                                1006340                                 1010900                                 1014800
                                1058110                                 1063700                                 1113600
                                1142530                                 1133200                                 1220000
                                1245140                                 1205700                                 1316900
12/31/95                        1246100                                 1205900                                 1396200
                                1373920                                 1256600                                 1471100
                                1453870                                 1290500                                 1537100
                                1493300                                 1297900                                 1584700
                                1620420                                 1367200                                 1716800
                                1549920                                 1350700                                 1762800
                                1800840                                 1529500                                 2070700
                                2078590                                 1702200                                 2225600
12/31/97                        2000240                                 1655100                                 2289500
                                2238430                                 1821100                                 2608900
                                2225380                                 1736400                                 2695100
                                1773010                                 1396000                                 2427000
                                2490310                                 1592400                                 2943800
                                2641590                                 1490800                                 3090600
                                2857490                                 1696600                                 3308300
                                2773810                                 1521400                                 3101700
12/31/99                        3308380                                 1570200                                 3563300
                                3430210                                 1561500                                 3645000
                                3203850                                 1485700                                 3548100
                                3301790                                 1529400                                 3513800
                                3032870                                 1433300                                 3238800
                                2851920                                 1345100                                 2854900
                                3269100                                 1456600                                 3021900
                                2416880                                 1133200                                 2578100
12/31/01                        3135300                                 1346200                                 2854300

---------------

(A) This Index is composed of approximately 1,700 stocks and is a geometric average of the daily price percentage change in each stock, covering both large- and small-capitalization companies. Index returns are for periods beginning November 30, 1994.

(B) An unmanaged index of widely held common stocks, generally considered representative of the U.S. stock market. Index returns are for periods beginning November 30, 1994.

SELECTED PORTFOLIO PERFORMANCE( A)

Strong performers for the 4th quarter 2001(B)
----------------------------------------------
 1.   Riverstone Networks, Inc.       +216.2%
 2.   Accenture Ltd.                  +111.1%
 3.   CNET Networks, Inc.             +108.6%
 4.   Symantec Corporation             +91.3%
 5.   Acxiom Corporation               +85.9%
 6.   Amazon.com, Inc.                 +81.2%
 7.   Modis Professional Services,
       Inc.                            +78.5%
 8.   Sybase, Inc.                     +69.5%
 9.   WPP Group plc                    +51.8%
10.   Gateway, Inc.                    +47.5%

Weak performers for the 4th quarter 2001(B)
-------------------------------------------
 1.  Providian Financial
      Corporation                   -82.4%
 2.  Broadwing Inc.                 -40.9%
 3.  AOL Time Warner Inc.            -3.0%
 4.  Caremark Rx, Inc.               -2.2%
 5.  Banknorth Group, Inc.           +0.9%
 6.  UnumProvident Corporation       +5.0%
 7.  Wellpoint Health Networks
      Inc.                           +7.1%
 8.  Radian Group Inc.              +11.6%
 9.  UnionBanCal Corporation        +12.3%
10.  The TJX Companies, Inc.        +21.2%

(A) Individual security performance is measured by the change in the security's price; for stocks, reinvestment of dividends is not included.

(B) Securities held for the entire quarter.

PORTFOLIO CHANGES

 Securities added during the 4th quarter 2001
----------------------------------------------
AmeriCredit Corp.
Anthem, Inc.
Calpine Corporation

 Securities sold during the 4th quarter 2001
----------------------------------------------
Cadence Design Systems, Inc.
Conseco, Inc.
ProQuest Company

Portfolio of Investments

December 31, 2001 (Unaudited)
(Amounts in Thousands)

Legg Mason Value Trust, Inc.

                                                           Shares/Par            Value
-----------------------------------------------------------------------------------------
Common Stock and Equity Interests -- 99.6%

Capital Goods -- 6.8%
 Waste Management -- 6.8%
 Waste Management Inc.                                       25,000           $   797,750
                                                                              -----------
Communications Services -- 6.3%
 Telecommunications (Cellular/Wireless) -- 3.8%
 Nextel Communications, Inc.                                 40,000               438,400(A,B)
                                                                              -----------
 Telephone -- 2.5%
 Qwest Communications International Inc.                     21,000               296,730
                                                                              -----------
Consumer Cyclicals -- 12.9%
 Automobiles -- 1.5%
 General Motors Corporation                                   3,600               174,960
                                                                              -----------
 Gaming, Lottery and Pari-Mutuel Companies -- 1.6%
 MGM Mirage Inc.                                              6,500               187,655(A)
                                                                              -----------
 Lodging/Hotels -- 2.0%
 Starwood Hotels & Resorts Worldwide, Inc.                    8,000               238,800
                                                                              -----------
 Retail (Home Shopping) -- 2.8%
 Amazon.com, Inc.                                            31,022               335,658(A,B)
                                                                              -----------
 Retail (Specialty) -- 1.7%
 Toys "R" Us, Inc.                                            9,479               196,594(A)
                                                                              -----------
 Services (Advertising/Marketing) -- 3.3%
 WPP Group plc                                               34,756               384,019
                                                                              -----------
Consumer Staples -- 15.5%
 Distributors (Food and Health) -- 3.2%
 McKesson HBOC, Inc.                                         10,000               374,000
                                                                              -----------

                                                           Shares/Par            Value
-----------------------------------------------------------------------------------------
Consumer Staples -- Continued
 Entertainment -- 5.1%
 AOL Time Warner Inc.                                        16,000           $   513,600(A)
 Metro-Goldwyn-Mayer, Inc.                                    4,004                87,688(A)
                                                                              -----------
                                                                                  601,288
                                                                              -----------
 Retail (Food Chains) -- 7.2%
 Albertson's, Inc.                                           17,000               535,330
 The Kroger Co.                                              15,000               313,050(A)
                                                                              -----------
                                                                                  848,380
                                                                              -----------
Financials -- 32.2%
 Banks (Major Regional) -- 7.0%
 Bank One Corporation                                        13,000               507,650
 FleetBoston Financial Corporation                            8,625               314,813
                                                                              -----------
                                                                                  822,463
                                                                              -----------
 Banks (Money Center) -- 3.2%
 Lloyds TSB Group plc                                        35,025               379,860
                                                                              -----------
 Consumer Finance -- 1.6%
 MBNA Corporation                                             5,400               190,080
                                                                              -----------
 Financial (Diversified) -- 9.6%
 Citigroup Inc.                                               9,000               454,320
 Fannie Mae                                                   4,500               357,750
 J.P. Morgan Chase & Co.                                      8,500               308,975
                                                                              -----------
                                                                                1,121,045
                                                                              -----------
 Insurance (Multi-Line) -- 0.2%
 Berkshire Hathaway Inc. - Class A                             0.33                25,175(A)
                                                                              -----------
 Insurance (Property/Casualty) -- 4.5%
 MGIC Investment Corporation                                  8,534               526,700(B)
                                                                              -----------
 Investment Banking/Brokerage -- 1.6%
 The Bear Stearns Companies, Inc.                             3,269               191,665
                                                                              -----------
 Savings and Loan Companies -- 4.5%
 Washington Mutual, Inc.                                     16,000               523,200
                                                                              -----------

                                                           Shares/Par            Value
-----------------------------------------------------------------------------------------
Health Care -- 8.3%
 Health Care (Managed Care) -- 8.3%
 Health Net Inc.                                              9,650           $   210,182(A,B)
 UnitedHealth Group Incorporated                             10,800               764,316
                                                                              -----------
                                                                                  974,498
                                                                              -----------
Technology -- 14.7%
 Communications Equipment -- 4.4%
 Comverse Technology, Inc.                                    7,900               176,723(A)
 Corning Incorporated                                         9,009                80,361
 Lucent Technologies Inc.                                    13,000                81,770
 Tellabs, Inc.                                               12,000               179,520(A)
                                                                              -----------
                                                                                  518,374
                                                                              -----------
 Computers (Hardware) -- 7.3%
 Dell Computer Corporation                                   11,994               325,997(A)
 Gateway, Inc.                                               17,000               136,680(A,B)
 International Business Machines Corporation                  3,271               395,660
                                                                              -----------
                                                                                  858,337
                                                                              -----------
 Photography/Imaging -- 3.0%
 Eastman Kodak Company                                       12,000               353,160
                                                                              -----------
Utilities -- 2.9%
 Power Producers (Independent) -- 2.9%
 The AES Corporation                                         21,000               343,350(A)
                                                                              -----------
Total Common Stock and Equity Interests
 (Identified Cost -- $9,714,088)                                               11,702,141
-----------------------------------------------------------------------------------------

                                                           Shares/Par            Value
-----------------------------------------------------------------------------------------
Repurchase Agreements -- 0.5%

Goldman, Sachs & Company
 1.76%, dated 12/31/01, to be repurchased at $29,867 on
 1/2/02 (Collateral: $37,131 Fannie Mae mortgage-backed
 securities, 6.5%, due 5/1/30, value $30,610)               $29,864           $    29,864

State Street Bank & Trust Company
 1.7%, dated 12/31/01, to be repurchased at $29,867 on
 1/2/02 (Collateral: $29,805 U.S. Treasury Bonds, 4.5%,
 due 7/9/03, value $30,461)                                  29,863                29,863
                                                                              -----------
Total Repurchase Agreements (Identified Cost -- $59,727)                           59,727
-----------------------------------------------------------------------------------------
Total Investments -- 100.1% (Identified
 Cost -- $9,773,815)                                                           11,761,868
Other Assets Less Liabilities -- (0.1)%                                           (10,643)
                                                                              -----------

NET ASSETS -- 100.0%                                                          $11,751,225
                                                                              ===========

NET ASSET VALUE PER SHARE:

 PRIMARY CLASS                                                                     $50.06
                                                                                  =======
 FINANCIAL INTERMEDIARY CLASS                                                      $52.81
                                                                                  =======
 INSTITUTIONAL CLASS                                                               $52.93
                                                                                  =======
-----------------------------------------------------------------------------------------

(A) Non-income producing.

(B) Affiliated Company -- As defined in the Investment Company Act of 1940, an "Affiliated Company" represents Fund ownership of at least 5% of the outstanding voting securities of an issuer. At December 31, 2001, the total market value of Affiliated Companies was $1,647,620 and the identified cost was $2,588,841.

Portfolio of Investments

December 31, 2001 (Unaudited)
(Amounts in Thousands)

Legg Mason Special Investment Trust, Inc.

                                                            Shares/Par           Value
-----------------------------------------------------------------------------------------
Common Stock and Equity Interests -- 96.2%

Capital Goods -- 6.1%
 Waste Management -- 6.1%
 Republic Services, Inc.                                        7,100          $  141,787(A)
                                                                               ----------
Communications Services -- 5.6%
 Telecommunications (Long Distance) -- 2.6%
 Level 3 Communications, Inc.                                  12,000              60,000(A)
                                                                               ----------
 Telephone -- 3.0%
 Broadwing Inc.                                                 7,400              70,300(A)
                                                                               ----------
Consumer Cyclicals -- 19.0%
 Gaming, Lottery and Pari-Mutuel Companies -- 3.8%
 Mandalay Resort Group                                          4,203              89,946(A,B)
                                                                               ----------
 Retail (Discounters) -- 1.8%
 Big Lots, Inc.                                                 4,000              41,600(A)
                                                                               ----------
 Retail (Home Shopping) -- 2.5%
 Amazon.com, Inc.                                               5,316              57,515(A)
                                                                               ----------
 Retail (Specialty-Apparel) -- 3.4%
 The TJX Companies, Inc.                                        2,000              79,720(A)
                                                                               ----------
 Services (Advertising/Marketing) -- 7.5%
 Acxiom Corporation                                             5,000              87,350(A,B)
 WPP Group plc                                                  8,027              88,691(A)
                                                                               ----------
                                                                                  176,041
                                                                               ----------
Consumer Staples -- 6.8%
 Entertainment -- 2.6%
 AOL Time Warner Inc.                                           1,900              60,990(A)
                                                                               ----------
 Services (Employment) -- 4.2%
 Manpower Inc.                                                  1,805              60,829
 Modis Professional Services, Inc.                              5,100              36,414(A,B)
                                                                               ----------
                                                                                   97,243
                                                                               ----------

                                                            Shares/Par           Value
-----------------------------------------------------------------------------------------
Financials -- 19.1%
 Banks (Major Regional) -- 4.8%
 Banknorth Group, Inc.                                          1,600          $   36,032
 UnionBanCal Corporation                                        2,000              76,000
                                                                               ----------
                                                                                  112,032
                                                                               ----------
 Consumer Finance -- 2.8%
 AmeriCredit Corp.                                                608              19,170(A)
 Providian Financial Corporation                               13,000              46,150
                                                                               ----------
                                                                                   65,320
                                                                               ----------
 Insurance (Life/Health) -- 4.0%
 UnumProvident Corporation                                      3,500              92,785
                                                                               ----------
 Insurance (Property/Casualty) -- 5.6%
 Radian Group Inc.                                              3,081             132,346
                                                                               ----------
 Savings and Loan Companies -- 1.9%
 Sovereign Bancorp Inc.                                         3,600              44,064
                                                                               ----------
Health Care -- 13.0%
 Biotechnology -- 2.1%
 Cell Genesys, Inc.                                             2,100              48,804(A,B)
                                                                               ----------
 Health Care (Managed Care) -- 10.9%
 Anthem, Inc.                                                     920              45,520(A)
 Caremark Rx, Inc.                                              6,100              99,491(A)
 Wellpoint Health Networks Inc.                                   950             111,008(A)
                                                                               ----------
                                                                                  256,019
                                                                               ----------
Technology -- 25.9%
 Communications Equipment -- 2.2%
 Research In Motion Limited                                     2,200              52,184(A)
                                                                               ----------
 Computers (Hardware) -- 0.8%
 Gateway, Inc.                                                  2,201              17,692(A)
                                                                               ----------

                                                            Shares/Par           Value
-----------------------------------------------------------------------------------------
Technology -- Continued
 Computers (Networking) -- 6.6%
 Enterasys Networks, Inc.                                       8,165          $   72,260(A)
 Riverstone Networks, Inc.                                      4,920              81,672(A)
                                                                               ----------
                                                                                  153,932
                                                                               ----------
 Computers (Software/Services) -- 13.9%
 Accenture Ltd.                                                 2,625              70,665(A)
 CNET Networks, Inc.                                            4,700              42,159(A)
 Sybase, Inc.                                                   5,400              85,104(A,B)
 Symantec Corporation                                           1,915             127,022(A)
                                                                               ----------
                                                                                  324,950
                                                                               ----------
 Services (Data Processing) -- 2.4%
 Ceridian Corporation                                           3,000              56,250(A)
                                                                               ----------
Utilities -- 0.7%
 Power Producers (Independent) -- 0.7%
 Calpine Corporation                                            1,000              16,790(A)
                                                                               ----------
Total Common Stock and Equity Interests
 (Identified Cost -- $1,668,560)                                                2,248,310
-----------------------------------------------------------------------------------------
Corporate and Other Bonds -- 2.6%

Amazon.com, Inc., Cv., 4.75%, due 2/1/09                     $120,000              59,312
                                                                               ----------
Total Corporate and Other Bonds (Identified
 Cost -- $74,556)                                                                  59,312
-----------------------------------------------------------------------------------------

                                                            Shares/Par           Value
-----------------------------------------------------------------------------------------
Repurchase Agreements -- 1.5%

Goldman, Sachs & Company
 1.76%, dated 12/31/01, to be repurchased at $17,815 on
 1/2/02 (Collateral: $18,149 Fannie Mae mortgage-backed
 securities, 6.5%, due 5/1/30, value $18,258)                 $17,813          $   17,813

State Street Bank & Trust Company
 1.7%, dated 12/31/01, to be repurchased at $17,814 on
 1/2/02 (Collateral: $17,995 Fannie Mae notes, 3.35%, due
 10/9/03, value $18,189)                                       17,813              17,813
                                                                               ----------
Total Repurchase Agreements (Identified Cost -- $35,626)                           35,626
-----------------------------------------------------------------------------------------
Total Investments -- 100.3% (Identified Cost --$1,778,742)                      2,343,248
Other Assets Less Liabilities -- (0.3)%                                            (6,639)
                                                                               ----------

NET ASSETS -- 100.0%                                                           $2,336,609
                                                                               ==========

NET ASSET VALUE PER SHARE:

 PRIMARY CLASS                                                                     $33.73
                                                                                  =======
 INSTITUTIONAL CLASS                                                               $36.79
                                                                                  =======
-----------------------------------------------------------------------------------------

(A) Non-income producing.

(B) Affiliated Company -- As defined in the Investment Company Act of 1940, an "Affiliated Company" represents Fund ownership of at least 5% of the outstanding voting securities of an issuer. At December 31, 2001, the total market value of Affiliated Companies was $347,618 and the identified cost was $375,317.

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

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Legg Mason offers a wide range of mutual funds to meet investors' varying financial needs and investment goals. The funds are listed below:

EQUITY FUNDS:                               SPECIALTY FUNDS:
Value Trust                                 Balanced Trust
Special Investment Trust                    Financial Services Fund
American Leading Companies Trust            Opportunity Trust
Classic Valuation Fund
Focus Trust
U.S. Small-Capitalization Value Trust

GLOBAL FUNDS:                               TAXABLE BOND FUNDS:
Global Income Trust                         U.S. Government Intermediate-Term Portfolio
Europe Fund                                 Investment Grade Income Portfolio
International Equity Trust                  High Yield Portfolio
Emerging Markets Trust

TAX-FREE BOND FUNDS:                        MONEY MARKET FUNDS:
Tax-Free Intermediate-Term Income Trust     U.S. Government Money Market Portfolio
Maryland Tax-Free Income Trust              Cash Reserve Trust
Pennsylvania Tax-Free Income Trust          Tax Exempt Trust

For information on the specific risks, charges, and expenses associated with any Legg Mason fund, please consult a Legg Mason Financial Advisor for a prospectus. Read it carefully before investing or sending money.




                                                         [LEGG MASON FUNDS LOGO]

                      Investment Adviser
                        Legg Mason Funds Management, Inc.
                        Baltimore, MD

                      Board of Directors
                        John F. Curley, Jr., Chairman
                        Mark R. Fetting, President
                        Nelson A. Diaz
                        Richard G. Gilmore
                        Arnold L. Lehman
                        Raymond A. Mason
                        Dr. Jill E. McGovern
                        G. Peter O'Brien
                        T. A. Rodgers

                      Transfer and Shareholder Servicing Agent
                        Boston Financial Data Services
                        Boston, MA

                      Custodian
                        State Street Bank & Trust Company
                        Boston, MA

                      Counsel
                        Kirkpatrick & Lockhart LLP
                        Washington, DC

                      Independent Accountants
                        PricewaterhouseCoopers LLP
                        Baltimore, MD

This report is not to be distributed unless preceded or accompanied by a prospectus.

                      LEGG MASON WOOD WALKER, INCORPORATED
                        MEMBER NYSE, INC. - MEMBER SIPC
                    ---------------------------------------
                                100 Light Street
                    P.O. Box 1476, Baltimore, MD 21203-1476
                                410 - 539 - 0000

LMF-002
2/02